Exhibit 10.7

SECOND OMNIBUS AMENDment AGREEMENT

THIS SECOND OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) dated as of June 17, 2022 (the “Effective Date”) by and among Silver Valley Metals Corp. (“Mine Owner”) and Bunker Hill Mining Corp. (“BHMC” and together with Mine Owner, the “Obligors”), [Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.] in its own capacity (“SPRSR) and in its capacity as security agent for and on behalf of the Sprott Entities (the “Security Agent”), [Redacted - Affiliates of Sprott Private Resource Streaming & Royalty Corp.], [Redacted – Funds managed or sub-managed by Affiliates of Sprott Private Resource Streaming & Royalty Corp.], and [Redacted – Affiliates of Ninepoint Partners LP].

RECITALS:

A.	Mine Owner, as debtor, and BHMC, as guarantor, issued in favour of SPRSR, as holder, the secured royalty convertible debenture in the principal amount of US$8,000,000 dated as of January 7, 2022 (as amended by the First Omnibus Amendment, the “Royalty Convertible Debenture”);

B.	BHMC, as debtor, and Mine Owner, as guarantor, issued on January 28, 2022 to and in favour of the Series 1 CD Holders convertible debentures in the aggregate principal amount of US$6,000,000 (the “Series 1 Convertible Debentures”);

C.	BHMC granted security interest to the Security Agent in all of its present and after acquired equity securities and related assets (including without limitation the shares in the capital of Mine Owner) pursuant to the pledge agreement dated as of January 7, 2022 (as amended, by the First Omnibus Amendment, the “Pledge Agreement”) between BHMC, as pledgor, and SPRSR, as secured party, as security for the payment and performance of the PF Obligations;

D.	BHMC and Mine Owner granted security interests to the Security Agent in all of its present and after acquired property pursuant to the security agreement dated as of January 28, 2022 (the “Security Agreement”) between BHMC and Mine Owner, as debtors, and the Security Agent, as secured party, as security for the payment and performance of the PF Obligations;

E.	Mine Owner granted security interests in and mortgaged all of its present and after acquired real and personal property pursuant to the mortgage, assignment of production, assignment of leases and rents, security agreement, financing statement and fixture filings (the “Mortgage” and together with the Pledge Agreement and the Security Agreement, the “Security Documents”) between Mine Owner, as mortgagor, and the Security Agent, as mortgagee, as security for the payment and performance of the PF Obligations;

F.	SPRSR, the Series 1 CD Holders and the Security Agent entered into a security sharing agreement dated as of January 28, 2022 (the “Security Sharing Agreement”) which was acknowledged and agreed to by the Obligors;

G.	the Obligors granted to SPRSR certain exclusivity and other rights pursuant to the exclusivity agreement dated as of January 7, 2022 (as amended by the First Omnibus Amendment, the “Exclusivity Agreement”) between SPRSR and the Obligors;

H.	the Obligors granted to SPRSR a right of first refusal over certain mineral interests pursuant to the ROFR agreement dated as of January 7, 2022 (as amended by the First Omnibus Amendment, the “ROFR Agreement”) between SPRSR and the Obligors;

I.	BHMC, as debtor, and Mine Owner, as guarantor, will issue to and in favour of the Series 2 CD Holders series 2 convertible debentures in the aggregate principal amount of up to US$20,000,000 (the “Series 2 Convertible Debentures”);

J.	in connection with the issuance of the Series 2 Convertible Debentures, the Parties to the following agreements wish to amend the Royalty Convertible Debenture, the Series 1 Convertible Debentures, the Pledge Agreement, the Security Agreement, the Mortgage, the Exclusivity Agreement, ROFR Agreement and the Security Sharing Agreement on the terms of this Agreement

NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Parties), the Parties mutually agree as follows:

Section 1 Defined Terms.

(1)	As used in this Agreement and the recitals hereto, the following terms have the following meanings:

“Amended Agreements” means, collectively, the Royalty Convertible Debenture, the Series 1 Convertible Debentures, the Pledge Agreement, the Security Agreement, the Mortgage, the Exclusivity Agreement, the ROFR Agreement and the Security Sharing Agreement

“Guarantees” means, collectively, the guarantee made by BHMC contained in the Royalty Convertible Debenture and the guarantee made by Mine Owner contained in each of the Series 1 Convertible Debentures, as each may be amended, amended and restated, modified, supplemented or replaced from time to time.

“First Omnibus Amendment” means the omnibus amendment agreement dated as of January 28, 2022 among the Obligors and SPRSR.

“Parties” means SPRSR, the Security Agent, the Series 1 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

“Royalty Debentureholder” means SPRSR, as holder of the Royalty Convertible Debenture, and any assignee or transferee of the rights and obligations of the holder of the Royalty Convertible Debenture.

“Royalty Put Option” means a royalty put option agreement to be entered into between the Obligors and the holder of the Royalty Convertible Debenture pursuant to which the Obligors agree that the holder of the Royalty may require the Obligors to repurchase the Royalty upon the occurrence of any Event of Default under any Series 1 Convertible Debentures or any Series 2 Convertible Debenture for a purchase price of US$8 million in consideration of the holder of the Royalty Convertible Debenture agreeing to elect to receive the Royalty in satisfaction of the principal amount owing under the Royalty Convertible Debenture on or before the advance of the deposit under the Stream Agreement.

“Series 1 CD Holders” means [Redacted - Affiliates of Sprott Private Resource Streaming & Royalty Corp.], [Redacted – Funds managed or sub-managed by Affiliates of Sprott Private Resource Streaming & Royalty Corp.] and [Redacted – Affiliates of Ninepoint Partners LP] and their respective successors and assigns.

“Series 2 CD Holders” means [Redacted - Affiliates of Sprott Private Resource Streaming & Royalty Corp.], as holders of the Series 2 Convertible Debentures to be issued on the date of this Agreement and their respective successors and assigns.

(2)	Capitalized terms used in this Agreement that are not defined in it have the meanings given to them in the Series 1 Convertible Debentures.

Section 2 Amendments to the Royalty Convertible Debenture.

SPRSR and the Obligors agree that the Royalty Convertible Debenture is hereby amended as follows:

(1)	Section 1 of the Royalty Convertible Debenture is hereby amended by deleting the words “shall become due and payable on the date that is 18 months after the Funding Date (defined below) (the “Maturity Date”)” in the 9th and 10th line thereof and replacing them with the words “shall become due and payable on March 31, 2025 (the “Maturity Date”)”.

(2)	Section 12 of the Royalty Convertible Debenture is hereby amended by as follows:

(a)	by adding the following sentence at the end of paragraph (m):

“For greater certainty, Guarantor will cause to be delivered all such certificates and legal opinions as may be required to remove the legends on this Debenture or the Common Shares issued hereunder upon the expiry of the applicable hold periods.”

(b)	by deleting paragraph (o) in its entirety and replacing it with the following:

“(o) Working Capital. Each Obligor shall maintain positive working capital as at the end of each financial quarter, commencing with the financial quarter ending June 30, 2022, as determined from Debtor’s most recent annual and quarterly financial statements that are filed and available on SEDAR and/or EDGAR, where working capital is the current assets less the current liabilities (both as defined by US GAAP) of Debtor on a consolidated basis, but (i) excluding the outstanding indebtedness under the non-convertible promissory note issued by the Debtor to Nicolas Grace on September 21, 2021 and any non-cash liabilities included in the calculation of current liabilities, and (ii) including the net proceeds of any debt or equity financing received between the relevant quarterly or annual filing date and the applicable reporting date or during the relevant Cure Period.”

(c)	By adding the following words at the end of paragraph (j) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(d)	By adding the following words at the end of subparagraph (s)(iii) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(e)	By adding the following words at the end of paragraph (t) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(3)	Section 22 of the Royalty Convertible Debenture is hereby amended by adding the following sentence at the end thereof:

“This Debenture shall not be amended except by the written agreement between Debentureholder and each Obligor.”

(4)	Exhibit “A” to the Royalty Convertible Debenture is hereby amended as follows:

(a)	the definition of “Convertible Debentures” in paragraph (k) thereof is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as [Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.] may agree in its sole discretion) and convertible at the option of the holder into Common Shares.

(b)	the definition of Permitted Indebtedness in paragraph (bbb) thereof is hereby amended as follows:

(i)	by deleting subparagraph (vi) in its entirety and replacing it with the following words “(vi) Intentionally deleted;”

(ii)	by deleting subparagraph (viii) that immediately follows subparagraph (vii) and replacing it with the following subparagraph (viii):

“(viii) subject to the prior written consent of Debentureholder, such consent not to be unreasonably withheld or delayed, obligations in respect of surety or performance bonds and/or letters of credit required to be provided to the EPA in respect of Financial Assurance (under and as defined in the EPA Settlement Agreement) of up to US$17,000,000, which obligations, in the case of surety or performance bonds, are permitted to be partially secured by letters of credit (in amounts satisfactory to Debentureholder (or another Sprott Entity, as agent, on behalf of the relevant Sprott Entities) and otherwise secured by security ranking subordinate to the Security and subject to a subordination agreement with Debentureholder (or such other Sprott Entity, as agent), in form and substance satisfactory to Debentureholder (or such other Sprott Entity, as agent), and which obligations, in the case of letters of credit, are permitted to be fully secured by cash collateral that is not subject to the Security (and Debentureholder (or such other Sprott Entity, as agent) will execute and deliver a no interest letter in respect of the Security with respect to such cash collateral, in form and substance satisfactory to Debentureholder (or such other Sprott Entity, as agent), acting reasonably);”

(c)	the definition of “Project Finance Documents” in paragraph (kkk) thereof is deleted in its entirety and replaced with the following:

“Project Finance Documents” means this Debenture, the Convertible Debentures, the Exclusivity Agreement, the ROFR agreement dated as of January 7, 2022 between SPRSR and the Obligors, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and SPRSR (or another Sprott Entity, as agent on behalf of the Sprott Entities) as a “Project Finance Document” for purposes of the Security.

Section 3 Amendments to the Series 1 Convertible Debentures.

Each Series 1 CD Holder and each Obligor agree to amend the Series 1 Convertible Debenture to which such Series 1 CD Holder is a party as follows:

(1)	Section 1 of such Series 1 Convertible Debenture is hereby amended by deleting the words “shall become due and payable on July 7, 2023 (the “Maturity Date”)” in the 9th and 10th line thereof and replacing them with the words “shall become due and payable on March 31, 2025 (the “Maturity Date”)”.

(2)	Section 9.2 of such Series 1 Convertible Debenture is hereby amended by deleting the words “the date that is 30 days following the Funding Date” in the first and second line thereof and replacing them with the words “October 24, 2022”.

(3)	Section 12 of such Series 1 Convertible Debenture is hereby amended by as follows:

(a)	by adding the following sentence at the end of paragraph (m):

“For greater certainty, Debtor will cause to be delivered all such certificates and legal opinions as may be required to remove the legends on this Debenture or the Common Shares issued hereunder upon the expiry of the applicable hold periods.”

(b)	by deleting paragraph (o) in its entirety and replacing it with the following:

“(o) Working Capital. Each Obligor shall maintain positive working capital as at the end of each financial quarter, commencing with the financial quarter ending June 30, 2022, as determined from Debtor’s most recent annual and quarterly financial statements that are filed and available on SEDAR and/or EDGAR, where working capital is the current assets less the current liabilities (both as defined by US GAAP) of Debtor on a consolidated basis, but (i) excluding the outstanding indebtedness under the non-convertible promissory note issued by the Debtor to Nicolas Grace on September 21, 2021 and any non-cash liabilities included in the calculation of current liabilities, and (ii) including the net proceeds of any debt or equity financing received between the relevant quarterly or annual filing date and the applicable reporting date or during the relevant Cure Period.”

(c)	by adding the following words at the end of paragraph (j) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(d)	by adding the following words at the end of subparagraph (s)(iii) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(e)	by adding the following words at the end of paragraph (t) thereof and prior to the punctuation mark “.”:

“not to be unreasonably withheld”

(4)	Section 22 of such Series 1 Convertible Debenture is hereby amended by adding the following sentence at the end thereof:

“Except as otherwise provided in Section 10.6(b), this Debenture shall not be amended except by the written agreement between Debentureholder and each Obligor.”

(5)	Exhibit “A” to such Series 1 Convertible Debenture is hereby amended as follows:

(a)	the definition of “CD Holders” in paragraph (k) thereof is deleted in its entirety and replaced with the following:

“CD Holders” means the holders of the Convertible Debentures from time to time.”

(b)	the definition of “Convertible Debentures” in paragraph (q) thereof is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to US$20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as [Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.] may agree in its sole discretion) and convertible at the option of the holder into Common Shares.”

(c)	the definition of “Debtor Interest Conversion Price” in paragraph (cc) thereof is hereby amended by deleting the definition in its entirety and replacing it with the following:

“Debtor Interest Conversion Price” means the greater of the US Dollar Equivalent Amount of (i) 90% of the 10-day volume weighted average trading price in Canadian dollars of the Common Shares of Debtor on the Stock Exchange, ending as of the sixth Business Day prior to the Debtor Interest Conversion Date; and (ii) the minimum price permitted by the Stock Exchange.

(d)	the definition of Permitted Indebtedness in paragraph (kkk) thereof is hereby amended as follows:

(i)	by deleting subparagraph (vi) of the definition in its entirety and replacing it with the following subparagraph (vi):

“(vi) Funded Debt of up to the amount of indebtedness required to fund a buy back option in favour of Guarantor of an agreed percentage of metals subject to, and in accordance with, the terms of the Stream, provided that (A) the proceeds thereof are used solely to fund the exercise of the buy back option, (B) the terms, and identity of the provider(s) of such Funded Debt are approved by Debentureholder, acting reasonably, and (iii) if such Funded Debt is secured, such Funded Debt will rank pari passu with the PF Obligations and such security will rank pari passu with the Security and be subject to an intercreditor agreement with the Security Agent reflecting such pari passu ranking and otherwise in form and substance satisfactory to the Security Agent;”

(ii)	by deleting subparagraph (iv) that immediately follows subparagraph (vii) and replacing it with the following subparagraph (viii):

“(viii) (subject to the prior written consent of Debentureholder, such consent not to be unreasonably withheld or delayed, obligations in respect of surety or performance bonds and/or letters of credit required to be provided to the EPA in respect of Financial Assurance (under and as defined in the EPA Settlement Agreement) of up to US$17,000,000, which obligations, in the case of surety or performance bonds, are permitted to be partially secured by letters of credit (in amounts satisfactory to the Security Agent) and otherwise secured by security ranking subordinate to the Security and subject to a subordination agreement with Debentureholder (or another Sprott Entity, as Security Agent), in form and substance satisfactory to Debentureholder (or the Security Agent), and which obligations, in the case of letters of credit, are permitted to be fully secured by cash collateral that is not subject to the Security (and the Security Agent will execute and deliver a no interest letter in respect of the Security with respect to such cash collateral, in form and substance satisfactory to the Security Agent, acting reasonably);”

(iii)	by adding the following subparagraph (ix) after subparagraph (viii):

“(ix) Funded Debt in any amount, provided that (i) the Positive CFADS Test is satisfied as of the date of the incurrence of any such Funded Debt; (ii) as of the date of the incurrence of any such Funded Debt and after giving effect to the incurrence thereof, the Loan Life Coverage Ratio is at least 1.35:1; (iii) as of the date of the incurrence of any such Funded Debt and after giving effect to the incurrence thereof, the Total Secured Debt to Total Security Percentage is no more than 50%, (iv) Debtor has delivered to Debentureholder a certificate of a director or senior officer of Debtor, in form and substance satisfactory to Debentureholder, acting reasonably, certifying detailed calculations of the Positive CFADS Test, the Loan Life Coverage Ratio and the Total Secured Debt to Total Security Percentage; (v) the terms, and identity of the provider(s), of such Funded Debt are approved by Debentureholder, acting reasonably, (vi) the proceeds of such Funded Debt are used only for the exploration or exploitation of the Project Assets or for general corporate purposes of the Obligors, and (vii) if the Funded Debt is secured, such Funded Debt will rank pari passu with the PF Obligations, such security will rank pari passu with the Security and any such provider(s) shall have entered into an intercreditor agreement with the Security Agent in form and substance satisfactory to Security Agent.

In this subparagraph (ix) the following terms have the following meanings:

“CFADS” means, with respect to the term of any proposed Funded Debt payable by, assumed by or guaranteed by any Obligor, an amount equal to (A) projected revenue (based on consensus metal pricing) reasonably expected to be generated from the sale of production from the Mine during such term, less (B) the aggregate amount of all deliveries, payments and other obligations of each Obligor under any stream, royalty or similar transaction with respect to production from the Mine including deliveries under the Stream and the Guarantor’s obligations under the Royalty, less (C) all operating expenditures of the Obligors, less (D) all sustaining capital expenditures of the Obligors, less (E) cash Taxes of the Obligors, less (F) all cash reclamation expenses of the Obligors, all calculated on a consolidated basis and based on reasonable assumptions to be agreed to, during the period commencing on the date the Funded Debt is proposed to be issued to the maturity date of the proposed Funded Debt.

“Hedging Contracts” means any agreement relating to a transaction of a type commonly considered to be a derivative or hedging transaction or any combination of such transactions, in each case, whether relating to one or more commodities, currencies, interest, securities or other matters, including commodity futures trading, forward sale and/or purchase contracts, spot-deferred contracts, option contracts or trading, metals trading, precious metal loans, fixed price offtake agreements or other exchange, swap, forward, cap, collar, floor, option or other hedging or similar agreement or any combination thereof, or any other similar transactions.

“Hedging Obligations” means all liabilities and other obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by an Obligor under, in connection with or pursuant to any and all Hedging Contracts.

“Loan Life Coverage Ratio” means, with respect to the incurrence by any Obligor of any proposed Funded Debt, the ratio of A to B, where:

“A” is the net present value of CFADS over the term to maturity of the proposed Funded Debt (calculated using a discount rate equal to the interest rate payable on such proposed Funded Debt); and

“B” is the sum of (i) the aggregate principal amount of the proposed Funded Debt, plus (ii) the aggregate principal amount of any outstanding Funded Debt payable by, assumed by or guaranteed by any Obligor on a consolidated basis that is not being refinanced by the proposed Funded Debt.

For greater certainty “B” shall exclude the delivery obligations under the Stream and the Obligors’ obligations under the Royalty.

“Positive CFADS Test” means, as of last day of any calendar quarter, the achievement by the Obligors on a consolidated basis of positive cumulative CFADS for that calendar quarter and each of the preceding three calendar quarters.

“Total Secured Debt” means, with respect to any date and the incurrence by any Obligor of any proposed Funded Debt, the sum of (i) an amount equal to the uncredited upfront deposit (under and calculated in accordance with the Stream) multiplied by 1.5; plus (ii) the aggregate principal amount of the proposed Funded Debt to be secured by a Lien over any Project Asset, if any, plus (iii) the aggregate principal amount of any outstanding Funded Debt secured by a Lien over any Project Asset and payable by, assumed by or guaranteed by any Obligor that is not being refinanced by the proposed Funded Debt; plus (iv) the amount of any Hedging Obligations secured by a Lien over any Project Asset.

“Total Secured Debt to Total Security Percentage” means, with respect to any date and the incurrence by any Obligor of any proposed Funded Debt on such date, the ratio of Total Secured Debt to Total Security Exposure where (i) current liabilities included in the calculation of Total Security Exposure excludes any liabilities included in the calculation of Total Secured Debt, and (ii) all such calculations of Total Secured Debt and Total Security Exposure are made with respect to any Obligor on a consolidated basis.

“Total Security Exposure” means, with respect to any date, the sum of (i) the net present value (calculated using a discount rate of 8%) of (x) CFADS, plus (y) the delivery obligations under the Stream, plus (z) without duplication, any other cash flow streams of any Obligor, plus Debtor’s current assets less current liabilities (net working capital).

(iv)	by renumbering paragraph (v) that immediately follows subparagraph (ix) as subparagraph (x).

(e)	the definition of “Project Finance Documents” in paragraph (ttt) thereof is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures (including this Debenture), the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and the Security Agent as a “Project Finance Document” for purposes of the Security.”

Section 4 Amendment to the Pledge Agreement.

The Security Agent and BHMC agree to amend the Pledge Agreement as follows:

(1)	Section 1 of the Pledge Agreement is hereby amended as follows;

(a)	The definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, as the same may be amended, modified, renewed, replaced, restated, supplemented, assigned or refinanced from time to time and includes any agreement extending the maturity of, refinancing or restructuring all or any portion of the indebtedness under such agreement or any successor agreement; and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as SPRSR may agree in its sole discretion) and convertible at the option of the holder into Common Shares, as the same may be amended, modified, renewed, replaced, restated, supplemented, assigned or refinanced from time to time and includes any agreement extending the maturity of, refinancing or restructuring all or any portion of the indebtedness under such agreement or any successor agreement.

(b)	The definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the exclusivity agreement dated as of January 7, 2022 between SPRSR and the Obligors, the ROFR agreement dated as of January 7, 2022 between SPRSR and the Obligors, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes without limitation any agreement designated from time to time by the Obligors and SPRSR (or another Sprott Entity as agent on behalf of the Sprott Entities) as a “Project Finance Document” for purposes of the Security.

Section 5 Amendment to the Security Agreement.

The Security Agent and the Obligors agree to amend the Security Agreement as follows:

(1)	Section 1(b) of the Security Agreement is hereby amended as follows;

(a)	the definition of “CD Holders” is deleted in its entirety and replaced with the following:

“CD Holders” means the holders of the Convertible Debentures from time to time.”

(b)	the definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, as each such debenture may be amended, amended and restated, supplemented or modified from time to time; and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as SPRSR may agree in its sole discretion) and convertible at the option of the holder into Common Shares, as each such debenture may be amended, amended and restated, supplemented or modified from time to time.

(c)	the definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream Agreement, the Security Documents granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Agreement) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes without limitation any agreement designated from time to time by the Obligors and the Secured Party as a “Project Finance Document” for purposes of the Security.

Section 6 Amendment to the Exclusivity Agreement.

SPRSR and the Obligors agree to amend the Exclusivity Agreement as follows:

(1)	Section 1.1 of the Exclusivity Agreement is hereby amended as follows:

(a)	the definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, as each such debenture may be amended, amended and restated, supplemented, modified or replaced from time to time; and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as SPRSR may agree in its sole discretion) and convertible at the option of the holder into Common Shares, as each such debenture may be amended, amended and restated, supplemented, modified or replaced from time to time.”

(b)	the definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, this Agreement, the ROFR agreement dated as of the date hereof between SPRSR and Obligors, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream Agreement, all Security Documents granted in connection therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Agreement) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and the Agent as a “Project Finance Document” for purposes of the Security Documents.”

(2)	Section 3.4 of the Exclusivity Agreement is hereby amended by adding the following sentence at the end thereof:

“This Agreement shall not be amended except by the written agreement between SPRSR and each Obligor.”

Section 7 Amendment to the ROFR Agreement.

SPRSR and the Obligors hereby agree to amend the ROFR Agreement as follows:

(1)	Section 1.1 of the ROFR Agreement is hereby amended as follows:

(a)	the definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, as such debentures may be amended, amended and restated, supplemented, modified or replaced from time to time; and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as SPRSR may agree in its sole discretion) and convertible at the option of the holder into Common Shares, as such debentures may be amended, amended and restated, supplemented, modified or replaced from time to time.”

(b)	the definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, this Agreement, the Exclusivity Agreement, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream Agreement, all Security granted in connection therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Agreement) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and the Agent as a “Project Finance Document” for purposes of the Security.”

(2)	Section 3.3 of the ROFR Agreement is hereby amended by adding the following sentence at the end thereof:

“This Agreement shall not be amended except by the written agreement between SPRSR and each Obligor.”

Section 8 Amendment to Security Sharing Agreement.

Each of SPRSR, the Series 1 CD Holders and the Series 2 CD Holders agree to amend the Security Sharing Agreement as follows:

(1)	Section 1.1 of the Security Sharing Agreement is hereby amended as follows:

(a)	the definition of “CD Holders” is deleted in its entirety and replaced with the following:

“CD Holders” means the holders of the Convertible Debentures from time to time.”

(b)	the definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, (i) secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, issued on January 28, 2022 by the Obligors and convertible at the option of the holder into Common Shares, as such debentures may be amended, amended and restated, supplemented, modified or replaced from time to time; and (ii) series 2 secured convertible debentures (the “Series 2 Convertible Debentures”) in the aggregate principal amount of up to $20,000,000.00 bearing interest at 10.5% per annum payable quarterly in arrears, to be issued by the Obligors during the period commencing June 17, 2022 and ending on the date that is 45 days thereafter (or such later date as SPRSR may agree in its sole discretion) and convertible at the option of the holder into Common Shares, as such debentures may be amended, amended and restated, supplemented, modified or replaced from time to time.

(c)	the definition of “Exposure” is deleted in its entirety and replaced with the following:

“Exposure” means, at any date, (i) with respect to a Creditor party to the Stream Agreement, as purchaser, an amount equal to the uncredited upfront deposit as at such date (under and calculated in accordance with the Stream Agreement) multiplied by 1.5 (determined by the Creditor and approved by the Security Agent in accordance with Section 3.1); and (ii) with respect to any other Creditor, the aggregate amount of the PF Obligations owed to such Creditor by each Obligor at such date, in each case determined by such Creditor and approved by the Security Agent in accordance with Section 3.1.

(d)	the definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR agreement dated as of the date hereof between SPRSR and Obligors, the Royalty Put Option (as defined in the Series 2 Convertible Debentures), the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and SPRSR as a “Project Finance Document” for purposes of the Security.

(2)	Section 2.2 of the Security Sharing Agreement is hereby amended by deleting the words “Credit Documents” in the second last line thereof and replacing them with the words “Project Finance Documents”.

(3)	Section 3.2 of the Security Sharing Agreement is hereby amended by deleting the words “Credit Document” in the second last and last sentence thereof and replacing them with the words “Project Finance Document”.

(4)	Section 3.4(a) of the Security Sharing Agreement is hereby amended by as follows:

(a)	by deleting the words “Credit Documents” in the second and last line of paragraph (i) thereof and replacing them with the words “Project Finance Documents”; and

(b)	by deleting the words “their relative Exposure” in the last line of paragraph (iii) thereof and replacing them with “the relative amount of the PF Obligations owing to the Creditors”.

Section 9 Additional Series 2 Convertible Debentures.

The Obligors shall not issue any additional Series 2 Convertible Debentures in excess of the Series 2 Convertible Debentures in the aggregate principal amount of US$15,000,000.00 issued on the date hereof except if the following conditions are satisfied:

(a)	SPRSR approves, acting reasonably, of the identity of the holder of any such additional Series 2 Convertible Debenture;

(b)	the holder of any such additional Series 2 Convertible Debentures acknowledges, affirms and accedes as a Creditor to the Security Sharing Agreement (as amended by this Agreement) pursuant to an agreement in form and substance satisfactory to the Security Agent;

(c)	the additional Series 2 Convertible Debenture is issued within 45 days of the date of this Agreement (or such longer period as SPRSR may agree in its sole discretion); and

(d)	the aggregate principal amount of all Series 2 Convertible Debentures, after taking into account all additional Series 2 Convertible Debentures issued after the date of this Agreement, does not exceed US$20,000,000,00.

Section 10 Conversion of Royalty Convertible Debenture.

(1)	SPRSR and the Obligors agree that on or prior to the Stream Advance Date, the Royalty Debentureholder will elect to receive the Royalty in lieu of cash payment of the outstanding principal amount owing under the Royalty Convertible Debenture pursuant to Section 10.3 of the Royalty Convertible Debenture, provided however that the Royalty Debentureholder and the Obligors enter into a Royalty Put Option on or prior to July 22, 2022 (or such later date as SPRSR may agree) in form and substance satisfactory to the Royalty Debentureholder.

(2)	SPRSR agrees that it will not transfer or assign the Royalty Convertible Debenture to any Person on or prior to the Stream Advance Date except where any such transferee or assignee acknowledges and agrees in favour of the Obligors as to the matters in Section 10(1).

Section 11 Mortgage Amendment

The Obligors will, as soon as reasonably practicable and in any event prior to July 7, 2022, execute and deliver an amendment to the Mortgage effecting substantially similar amendments as set forth in Section 5 (with necessary changes in detail) and take all such actions and execute such further documents and instruments as may be reasonably required by the Security Agent to perfect and record such amendment against title to the Real Property.

Section 12 Confirmation.

Each Obligor hereby acknowledges, confirms and agrees that:

(a)	each Project Finance Document to which it is a party remains in full force and effect, and, except as amended by this Agreement, unamended and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(b)	each Guarantee to which it is a party remains in full force and effect, and except as amended by this Agreement, unamended, and continues to guarantee the payment and performance of all Obligations (as defined in each Guarantee) and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(c)	each of the Security Documents to which it is a party remains in full force and effect, and except as amended by this Agreement, unamended, and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms; and

(d)	the security interests, assignments, mortgages, charges, liens, hypothecations and pledges granted by it in favour of the Security Agent for and the benefit of the Sprott Entities pursuant to the Security and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms.

Section 13 Reference to the Amended Agreements.

On and after the Effective Date, any reference to “this Agreement”, “hereof”, “hereunder” and words of like effect in any Amended Agreement, and any reference to any Amended Agreement in any other agreements will mean and be a reference to the such Amended Agreement, as amended by this Agreement, as applicable.

Section 14 Further Assurances.

Each Obligor will execute and deliver to any other Party hereto all such documents, instruments and agreements, and do all such other acts and things, as may be reasonably required, in the opinion of such other Party, to carry out the amendments and other transactions contemplated under this Agreement.

Section 15 Project Finance Document.

The parties to this Agreement acknowledge and agree that:

(a)	any failure of the Obligors to perform their obligations under this Agreement shall constitute an event of default under the Convertible Debentures;

(b)	this Agreement constitutes a “Project Finance Document” for the purposes of the Security.

Section 16 Successors and Assigns.

This Agreement shall be binding upon and enure to the benefit of and be enforceable by each Party and its respective successors and permitted assigns.

Section 17 Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 18 Governing Law.

(1)	This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein (other than the conflict of laws rules) except that the amendments to the Pledge Agreement set forth shall be governed by, and construed in accordance with, the laws of the State of Nevada and the amendments to the Security Agreement set forth in Section 5 shall be governed by, and construed in accordance with, the laws of the State of Idaho.

(2)	Each Party agrees that any legal proceeding with respect to this Agreement or to enforce any judgment obtained against the other Parties, or any of them, may be brought in the courts of the Province of Ontario, Canada or in the courts of any jurisdiction where a Party may have assets or carries on business, and each Party hereby irrevocably submits to the non-exclusive jurisdiction of each such court and acknowledges its competence.

Section 19 Counterparts.

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

[Remainder of this page left intentionally blank. Signature page follows.]

The parties have executed this Agreement as of the date first written above.

SILVER VALLEY METALS CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

BUNKER HILL MINING CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Second Omnibus Amendment Agreement

[Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., as Security Agent

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Second Omnibus Amendment Agreement

[Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted - Affiliate of Sprott Private Resource Streaming & Royalty Corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Second Omnibus Amendment Agreement

[Redacted – funds managed or sub-managed by affiliates of sprott private resource streaming & royalty corp.]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Second Omnibus Amendment Agreement

[Redacted – affiliate of ninepoint partners lp], by its Manager, ninepoint partners lp

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[redacted – affiliate of ninepoint partners lp], by its Manager, ninepoint partners lp

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Second Omnibus Amendment Agreement